Exhibit 10.1

JOINDER

(Participating Stockholder Form)

This JOINDER (this “Joinder”) is entered into by and between the undersigned Participating Company Stockholder set forth on the signature page hereto (the “Joined Party”) and Bellevue Life Sciences Acquisition Corp., a Delaware corporation (“BLAC”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement (as defined below).

WHEREAS, BLAC, OSR Holdings Co., Ltd., a corporation organized under the laws of the Republic of Korea (the “Company”), each holder of Company Common Stock that executes a Participating Stockholder Joinder on or prior to the Closing (each such Person, a “Participating Company Stockholder”), and each holder of Company Common Stock that executes a Non-Participating Stockholder Joinder on or prior to the Closing (each such Person, a “Non-Participating Company Stockholder”, and together with BLAC, the Company and the Participating Company Stockholders, the “Parties” and each a “Party”) have entered into a Business Combination Agreement, dated as of November 16, 2023 (the “Agreement”).

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions contained herein and in the Agreement, the undersigned Participating Stockholder and BLAC, intending to be legally bound, hereby agree as follows:

1. Agreement to be Bound as a Participating Company Stockholder under the Agreement. The Joined Party hereby agrees that upon execution and delivery of this Joinder, it shall become a Party to the Agreement with all attendant rights, duties and obligations (including in respect of all of the representations, warranties, covenants, agreements and conditions of the Agreement), with the same force and effect as if originally named as a “Participating Company Stockholder” and shall be deemed a “Participating Company Stockholder” for all purposes thereof, and such references therein shall be construed as if the Joined Party executed the Agreement on the date thereof.

2. Exchange of Shares. At the Effective Time, pursuant to and in accordance with the Agreement, (i) the Joined Party hereby sells, transfers, conveys, assigns and delivers to BLAC the shares of Company Common Stock owned and held of record by the Joined Party as set forth on Schedule A hereto (the “Exchanged Company Shares”) and (ii) BLAC agrees to issue to the Joined Party the number of shares of BLAC Common Stock set forth on Schedule A hereto (the “BLAC Shares”) (such exchange, the “Exchange”). In accordance with Section 2.01 of the Agreement, the number of BLAC shares issuable to the Joined Party set forth on Schedule A is equal to the number of Exchanged Company Shares multiplied by the Per Share Consideration and any fractional share of BLAC Common Stock that would otherwise be issuable to the Joined Party shall be rounded up or down to the nearest whole share of BLAC Common Stock.

3. Representations and Warranties. The Joined Party hereby affirms to BLAC the representations and warranties the Joined Party makes as a Participating Company Stockholder as set forth in Article IV of the Agreement. In addition, the Joined Party hereby represents and warrants to BLAC on the date hereof and as of the Effective time as follows:

(a) The Exchanged Company Shares constitute all Company Capital Stock held by the Joined Party and the Joined Party holds no other option, warrant, right or other instruments convertible into or exchangeable for Company Capital Stock.

(b) The Joined Party acknowledges that, prior to executing this Joinder, the Joined Party has carefully reviewed the Agreement, which the Joined Party acknowledges has been provided to such Joined Party. The Joined Party acknowledges that such Joined Party has been given an opportunity to ask questions of and receive answers from representatives of BLAC concerning the transactions contemplated by the Agreement. In determining whether to enter into this Joinder, the Joined Party has relied solely on Joined Party’s own knowledge and understanding of BLAC and its business based upon the Joined Party’s own due diligence investigation and the information furnished pursuant to this paragraph. The Joined Party understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and the Joined Party has not relied on any other representations or information in entering into this Joinder, whether written or oral, relating to BLAC, its operations and/or its prospects.

(c) The Joined Party acknowledges that execution of this Joinder may involve tax and legal consequences and that the contents of the Agreement and this Joinder do not contain tax or legal advice or information. The Joined Party acknowledges that such Joined Party must retain, and has had the opportunity to retain, such Joined Party’s own professional tax, legal and other advisors to evaluate the tax, legal and other consequences of executing this Joinder and becoming a Party to the Agreement. The Joined Party represents that Joined Party is not relying on (and will not at any time rely on) any communication (written or oral) of BLAC, the Company or any of their respective officers, directors, employees or agents, as investment, tax, legal or other advice or as a recommendation to execute this Joinder, it being understood that information and explanations related to the terms and conditions of the this Joinder and the Agreement shall not be considered investment, tax, legal or other advice or a recommendation to execute this Joinder.

4. Covenant Not to Sell, Transfer, or Assign the Exchanged Company Shares or any Interest therein.

(a) The Joined Party agrees not to sell, pledge, dispose of, grant or encumber, or authorize the sale, pledge, disposition, grant or encumbrance of, the Exchanged Company Shares, or any options, convertible securities or other rights of any kind to acquire the Exchanged Company Shares, or any other ownership interest, of the Exchanged Company Shares.

5. General Release of all Claims. The Joined Party acknowledges and agrees that the delivery of the BLAC Shares in exchange for the Exchanged Company Shares pursuant to the Exchange in accordance with this Joinder represents payment in full and satisfies all obligations BLAC or the Company has to the Joined Party with regard to Company Capital Stock, including the Exchanged Company Shares. The Joined Party hereby agrees to and does release and forever discharge BLAC, the Company and each of its and their respective affiliates, successors, assigns, officers, directors, employees, agents, administrators and trustees (collectively, the “Released Parties”) from any and all claims, losses, expenses, liabilities, rights and entitlements of every kind and description, whether known or unknown, that the Joined Party has now or may later claim to have had against any of the Released Parties in any way related to the Joined Party’s Company Capital Stock, including the Exchanged Company Shares, or status as a holder of Company Capital Stock; provided, that the foregoing release does not affect the Joined Party’s rights under and pursuant to the Agreement.

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6. Indemnification of Released Parties. The Joined Party agrees to indemnify, defend and hold harmless the Released Parties from and against any loss, liability, damage, cost or expense (including costs and reasonable attorneys’ fees and disbursements) suffered, incurred or paid by a Released Party which would not have been suffered, incurred or paid if the representations and warranties of the Joined Party in the Agreement or this Joinder had been true, complete and correct in all material respects. The Joined Party will, upon request, execute any additional documents necessary or desirable to consummate the transactions contemplated in the Agreement with respect to the Exchanged Company Shares or any other Company Capital Stock.

7. Counterparts. A copy of this Joinder may be executed and delivered electronically and in counterparts, and each such counterpart shall be deemed to be one and the same instrument and have the same legal effect as delivery of an original signed copy of this Joinder.

8. Notices. All notices, demands and other communications to the Joined Party shall be sent to the address set forth on the signature page hereto.

9. Miscellaneous. Unless otherwise specifically set forth in this Joinder, the provisions of Section 10.01 (Notices), Section 10.03 (Severability), Section 10.06 (Governing Law), and Section 10.08 (Headings) of the Agreement are incorporated by reference herein and shall be deemed applicable to this Joinder mutatis mutandis.

[Signature pages follow]

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IN WITNESS WHEREOF, the Joined Party has executed this Joinder as of the date set forth below.

JOINED PARTY

If Joined Party is an Individual:

Individual Participating Company Stockholder as documented in the records of the Company:

Name:
Address:

Email:
Date:

If Joined Party is an Entity:

Name of Participating Company Stockholder Entity as it appears in the records of the Company:

Name:
Title:
Address:

Email:
Date:

[Signature Page to Participating Company Stockholder Joinder]

IN WITNESS WHEREOF, BLAC has executed this Joinder as of the date set forth below.

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

By
Name:
Title:
Date:

[Signature Page to Participating Company Stockholder Joinder]

Schedule A1

Exchanged Company Shares	BLAC Shares
[•]	[•]

[1]

All references to the number of Company Shares and the BLAC Shares in this Joinder are subject to appropriate adjustment to reflect any stock split, reverse stock split, stock dividend or other change in the Company Common Stock or BLAC Common Stock which may be made by the Company or BLAC after the date of this Joinder.